UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K/A
Amendment No. 1
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2026
_________________________
Amprius Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)
_________________________

Delaware	001-41314	98-1591811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Page Ave Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 425-8803
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 7, 2026, Amprius Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) related to the entry into Warrant Exchange Agreements (the “Exchange Agreements”) with certain institutional holders (the “Public Warrant Holders”) of the Company’s public warrants (the “Public Warrants”), pursuant to which the Public Warrant Holders agreed to exchange an aggregate of 7,128,458 Exchange Public Warrants for shares (the “Exchange Shares”) of the common stock of the Company, par value $0.0001 per share. The Original 8-K described the terms of the transactions contemplated by the Exchange Agreements and described the formula for calculating the number of Exchange Shares to be issued in exchange for the Public Warrants. This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) is being filed to supplement the Original 8-K to report the total number of Exchange Shares issued at the closings of these transactions on May 18 and May 19, 2026.

Except as expressly set forth herein, this Amendment does not amend the Original 8-K in any way and does not modify or update any other disclosures contained in the Original 8-K. This Amendment supplements the Original 8-K and should be read in conjunction with the Original 8-K.

Item 3.02 Unregistered Sales of Equity Securities

On May 18 and May 19, 2026, the Company closed the transactions contemplated by the Exchange Agreements and issued an aggregate of 2,726,631 Exchange Shares to the Public Warrant Holders in exchange for the surrender and cancellation of the Exchange Public Warrants. The issuance by the Company of the Exchange Shares was made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in reliance in part on the representations, warranties and covenants made by the Public Warrant Holders. The Exchange Shares that were issued pursuant to the Exchange Agreements may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPRIUS TECHNOLOGIES, INC.

Date: May 19, 2026	By:	/s/ Ricardo C. Rodriguez
Name: Ricardo C. Rodriguez
Title: Chief Financial Officer